MAI MANAGED VOLATILITY FUND (the “Fund”)

Supplement dated September 16, 2021 to the Prospectus dated December 30, 2020

In August 2021, MAI Capital Management, LLC (the “Adviser”), the investment adviser to the Fund, advised the Board of Trustees (“Board”) of Forum Funds (“Trust”) that the Adviser had entered into a definitive agreement with Galway Insurance Holdings, LP (“Galway”) whereby Galway would acquire a controlling interest in the Adviser (the “Transaction”). The Transaction is expected to cause the Adviser to experience a change of control, resulting in the automatic termination of the original investment advisory agreement between the Trust and the Adviser.

In anticipation of the change in control of the Adviser, and to provide for continuity of management, on September 9, 2021, the Board approved the reappointment of the Adviser as the Fund’s investment adviser pursuant to an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Agreement”), effective upon the close of the Transaction. As required by the federal securities laws, the Interim Agreement includes an escrow arrangement that provides for a mechanism to hold the advisory fees earned by the Adviser in an interest-bearing escrow account, pending shareholder approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser. If the shareholders approve a new investment advisory agreement, the amount in the escrow account (including interest earned) will be paid to the Adviser. The Interim Agreement will remain in effect until the earlier of (i) 150 days from September 30, 2021 and (ii) the date that the Fund’s shareholders approve a new investment advisory agreement for the Fund.

On September 9, 2021, the Board also approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Agreement”) and determined to submit the New Agreement to the Fund’s shareholders for their approval. The New Agreement will replace the Interim Agreement if the shareholders approve the New Agreement at the special meeting of shareholders scheduled to take place on or about December 3, 2021.

Additional information regarding the New Agreement is expected to be provided in connection with the solicitation of Fund shareholder approval of the New Agreement, including a proxy statement to be sent to shareholders of the Fund, as of a specified record date.

As a result of the changes described above, the Prospectus is supplemented as follows:

1.	The section entitled “Investment Adviser” on page 10 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Investment Adviser

Effective September 30, 2021, MAI Capital Management, LLC (“Adviser”) was appointed to serve as the interim investment adviser to the Fund pursuant to an Interim Investment Advisory Agreement (“Interim Agreement”) entered into between the Trust, on behalf of the Fund, and the Adviser. The Interim Agreement will remain in effect for no more than 150 days from September 30, 2021 or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

The Adviser is located at 1360 E. Ninth Street, Suite 1100, Cleveland, Ohio 44114. The Adviser is a registered investment advisor under the Investment Advisers Act of 1940 and has provided investment advisory and management services to clients since 1973. As of August 31, 2021, the Adviser had approximately $11.8 billion of assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an annual advisory fee from the Fund at an annual rate equal to 0.75% of the Fund’s average annual daily net assets under the terms of the Interim Agreement and would be paid at an annual rate equal to 0.75% of the Fund’s average annual daily net assets under the New Agreement, if approved by the shareholders. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses (excluding all taxes, interest, dividends on short sales, acquired fund fees and expenses, brokerage costs, and extraordinary expenses) of Investor Class to 1.24%, and Institutional Class to 0.99% through at least January 1, 2024 (“Expense Cap”).

The Expense Cap may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Interim Agreement will be included in the Fund’s semi-annual report for the period ending February 28, 2022, once available.

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For more information, please contact a Fund customer service representative at (877) 414-7884 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.

MAI MANAGED VOLATILITY FUND (the “Fund”)

Supplement dated September 16, 2021 to the Statement of Additional Information (“SAI”) dated
December 30, 2020, as supplemented

In August 2021, MAI Capital Management, LLC (the “Adviser”), the investment adviser to the Fund, advised the Board of Trustees (“Board”) of Forum Funds (“Trust”) that the Adviser had entered into a definitive agreement with Galway Insurance Holdings, LP (“Galway”) whereby Galway would acquire a controlling interest in the Adviser (the “Transaction”). The Transaction is expected to cause the Adviser to experience a change of control, resulting in the automatic termination of the original investment advisory agreement between the Trust and the Adviser.

In anticipation of the change in control of the Adviser, and to provide for continuity of management, on September 9, 2021, the Board approved the reappointment of the Adviser as the Fund’s investment adviser pursuant to an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Agreement”), effective upon the close of the Transaction. As required by the federal securities laws, the Interim Agreement includes an escrow arrangement that provides for a mechanism to hold the advisory fees earned by the Adviser in an interest-bearing escrow account, pending shareholder approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser. If the shareholders approve a new investment advisory agreement, the amount in the escrow account (including interest earned) will be paid to the Adviser. The Interim Agreement will remain in effect until the earlier of (i) 150 days from September 30, 2021 and (ii) the date that the Fund’s shareholders approve a new investment advisory agreement for the Fund.

On September 9, 2021, the Board also approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Agreement”) and determined to submit the New Agreement to the Fund’s shareholders for their approval. The New Agreement will replace the Interim Agreement if the shareholders approve the New Agreement at the special meeting of shareholders scheduled to take place on or about December 3, 2021.

Additional information regarding the New Agreement is expected to be provided in connection with the solicitation of Fund shareholder approval of the New Agreement, including a proxy statement to be sent to shareholders of the Fund, as of a specified record date.

As a result of the changes described above, the SAI is supplemented as follows:

1.
In the “Board of Trustees, Management and Service Providers” section of the SAI, in the sub-section entitled “F. Investment Adviser,” the paragraphs entitled “Services of Adviser,” “Ownership of Adviser” and “Advisory Agreement” beginning on page 21 are hereby deleted in their entirety and replaced with the following:

Services of Adviser. Effective September 30, 2021, MAI Capital Management, LLC (“Adviser”) was appointed to serve as the interim investment adviser to the Fund pursuant to an Interim Investment Advisory Agreement (“Interim Agreement”) entered into between the Trust, on behalf of the Fund, and the Adviser. The Interim Agreement will remain in effect for no more than 150 days from September 30, 2021 or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

Under the Interim Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser. The Adviser is owned by MAI Capital Management Holdings LLC, an affiliate of Galway Insurance Holdings, LP. Richard J. Buoncore is the Chief Executive Officer of the Adviser and responsible for its day-to-day operations.

Advisory Agreement. Effective September 30, 2021, the Board appointed the Adviser to serve as the interim investment adviser to the Fund and commence management of the Fund pursuant to the Interim Agreement. The Interim Agreement will remain in effect for no more than 150 days from September 30, 2021 or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

The Interim Agreement is terminable, without penalty, on 10 days’ written notice by the Board or by a vote of a majority of the voting securities of the Fund, or by the Adviser on 60 days’ written notice to the Trust. The Interim Agreement terminates immediately in the event of its assignment. Under the Interim Agreement, the Adviser is not liable for any mistake of judgment or mistake of law, or any event whatsoever except for lack of good faith or by reason of bad faith, willful misfeasance, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Interim Agreement.

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For more information, please contact a Fund customer service representative at (866) 684-4915 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.